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                                                                (II) WORLDS INC.
                                                                    EXHIBIT 23.8

    The undersigned hereby consents to being named as a nominee for director in the Registration Statement of Form S-4 filed with the Securities Exchange Commission in connection with the Merger of Worlds Inc. with and into Unity First Acquisition Corp.

                                                  /s/ Kenneth A. Locker

                                          --------------------------------------
                                                    Kenneth A. Locker

Dated: July 10, 1998